                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

In connection  with the Quarterly  Report of Form 10-Q for the period ended June
30, 2006 (the "Report") filed by Everlast Worldwide Inc., a Delaware corporation
(the "Company") with the Securities and Exchange  Commission,  the  undersigned,
Gary J.  Dailey,  Chief  Financial  Officer  of,  does  hereby  certify,  to his knowledge,  that pursuant to 18 U.S.C.  ss. 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities  Exchange Act of 1934, as amended,  and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                /s/ Gary J. Dailey
                                                --------------------------------
                                                Gary J. Dailey
                                                Chief Financial Officer
                                                August 4, 2006

A signed  original of this  written  statement  required by Section 906 has been provided to Everlast  Worldwide Inc. and will be retained by Everlast  Worldwide
Inc and furnished to the  Securities  and Exchange  Commission or its staff upon request.